Exhibit 10.45


Docket No.: 1581-7


                                  ASSIGNMENT

TO WHOM IT MAY CONCERN:

    For valuable consideration, receipt of which is hereby acknowledged, be it known that we:

          (1) Victor Miller, of5210 Salt Road, Clarence, NY 14031,

          (2) Wilson Greatbatch, of5935 Davison Road, Akron, NY 14001,

          (3) Patrick Connelly, of 450 Linden Street, Rochester, NY 14620, and

          (4) Michael Weiner, of 150 Lucius Gordon Drive, West Henrietta, NY 14586,
have sold, assigned and transferred and by these presents do sell, assign, transfer and set over unto Biophan Technologies, Inc., a Nevada corporation, with an office at 150 Lucius Gordon Drive, Suite 201, West Henrietta, NY 14586, United States, its successors, legal representatives, and assigns, our whole right, title and interest in and to a certain invention relating to "CONTROLLABLE, WEARABLE MRI-COMP ATIBLE PACEMAKER WITH POWER CARRYING PHOTONIC CATHETER AND VOO FUNCTIONALITY" by us devised and the application for United States Patent therefor executed by us and filed in the United States Patent and Trademark Office on June 20, 2001, Serial No. 09/885,868, and all original and reissue patents granted thereof, and all divisions and continuations thereof, including the subject matter of any and all claims which may be obtained in every such patent, and all foreign rights



                                                         Docket No.: 1581-7

to said invention, and covenant that we have full right to do so, and agree that we will sign all lawful papers, make all rightful oaths and generally do everything possible to aid said company, its successors, assigns, and nominees, to obtain proper patent protection for said invention in all countries.

    The Commissioner of Patents and Trademarks is requested to issue the Letters Patent which may be granted for said invention or any part thereof unto the said corporation in keeping with this Assignment.
    Signed


(1) at _____________________________      by _____________________________
                                               Victor Miller
on _______________________________, 2002,


(1) at _____________________________      by _____________________________
                                             Wilson Greatbatch
on ,________________________________, 2002,

(1) at _____________________________      by _____________________________
                                             Patrick Connelly

on _________________________________, 2002,


(1) at _____________________________      by _____________________________
                                             Michael Weiner

on _________________________________, 2002,
1